EXHIBIT 32
                                   ----------

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, I, Paul H. Metzinger, President and Chief Executive Officer of NanoPierce Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, fully complies with the requirements of section  13(a)  or  15(d)  of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of NanoPierce Technologies, Inc.




                                    /s/Paul  H.  Metzinger
                                    ------------------------------------
                                    Paul H. Metzinger, Chief Executive Officer &
                                    President


Date:  October 3,  2005



     A signed original of this written statement required by Section 906 has been provided to NanoPierce Technologies, Inc. and will be retained by NanoPierce Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   EXHIBIT 32
                                   ----------

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, I, Kristi J. Kampmann, Chief Financial Officer of NanoPierce Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, fully complies with the requirements of section  13(a)  or  15(d)  of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB of NanoPierce Technologies, Inc. for the year ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of NanoPierce Technologies, Inc.




                                   /s/Kristi  J.  Kampmann
                                   --------------------------------
                                   Kristi  J.  Kampmann,
                                     Chief  Financial  Officer


Date:  October 3,  2005



     A signed original of this written statement required by Section 906 has been provided to NanoPierce Technologies, Inc. and will be retained by NanoPierce Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.